Income taxes	12 Months Ended
Dec. 31, 2023
Income taxes [Abstract]
Income taxes

17.Income taxes

The Group recognized less than CHF 0.1 million in income taxes and no deferred tax asset or liability positions for the years ended December 31, 2023, 2022 and 2021, respectively. The Group’s expected tax expense for each year is based on the applicable tax rates in each jurisdiction. In 2023, these rates ranged from 13.6% to 33.8% (13.6% - 33.8% for 2022 and 13.6% - 32.9% for 2021) in the Group’s respective tax jurisdictions. The weighted average tax rate applicable to the Group was 13.6% (13.6% for 2022 and 2021, respectively).

The Group’s income tax expense for each year can be reconciled to loss before tax as follows:

	For the Year Ended
	December 31,
In CHF thousands	2023	2022	2021
Loss before income tax	(54,223)	(70,740)	(72,993)
Tax benefit calculated at the domestic rates applicable in the respective countries	(7,371)	(9,616)	(9,930)
(Income not subject to tax)/expenses not deductible for tax purposes	611	455	(375)
Effect of unused tax losses and tax offsets not recognized as deferred tax assets	6,770	9,174	10,308
Effective income tax rate expense	10	13	3

The Swiss tax rate used for the 2023 reconciliations is the corporate tax rate of 13.6% (13.6% in 2022 and 2021, respectively) payable by corporate entities in the Canton of Vaud, Switzerland on taxable profits under tax law in that jurisdiction.

The below table details the total unrecognized deductible temporary differences, unused tax losses and unused tax credits:

	As of
	December 31,
In CHF thousands	2023	2022	2021
Unrecognized deductible temporary differences, unused tax losses and unused tax credits
Deductible temporary differences, unused tax losses and unused tax credits for which no deferred tax assets have been recognized are attributable to the following:
Tax losses	312,972	264,089	197,152
Deductible temporary differences related to:
Right-of-use assets and lease liabilities, net	—	—	—
Retirement benefit plan	5,770	3,213	7,098
Total	318,742	267,302	204,250

The following table details the tax losses carry forwards of the Company and their respective expiry dates:

	As of
	December 31,
In CHF thousands	2023	2022	2021
Tax losses split by expiry date:
December 31, 2024	15,231	15,231	15,231
December 31, 2025	48,894	48,894	48,894
December 31, 2026	—	—	—
December 31, 2027	57,824	57,824	57,824
December 31, 2028	75,204	75,204	75,204
December 31, 2029	66,936	66,936	—
December 31, 2030	48,883	—	—
Total unrecorded tax loss carryforwards	312,972	264,089	197,153

The tax losses available for future offset against taxable profits have increased by CHF 48.9 million from 2022, representing the amount of tax losses that are additionally available as an offset, subject to expiration as disclosed in the table above, against future taxable income.

Consistent with prior years, the Company has not recorded any deferred tax assets in relation to the past tax losses available for offset against future profits as the recognition criteria were not met at the balance sheet date.